Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

BETWEEN

LILIUM N.V.

AND

THE INVESTORS NAMED HEREIN

Dated as of November 18, 2022

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into on November 18, 2022, by and between Lilium N.V., a Dutch public limited liability company (naamloze vennootschap) (“Lilium”), and each Investor identified on the signature pages hereto (each an “Investor” and collectively the “Investors”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 7 hereof.

BACKGROUND

A.             Lilium and the Investors desire to enter into this transaction relating to the offer and sale of the securities described herein pursuant to a currently effective shelf registration statement on Form F-3 (File No. 333-267719) (the “Registration Statement”).

B.              Each Investor wishes to purchase, and Lilium wishes to sell, upon the terms and conditions stated in this Agreement, (i) the number of Lilium’s ordinary shares A, with a nominal value of €0.12 per share (the “Class A Ordinary Shares”), set forth opposite such Investor’s name on Exhibit A hereto, which aggregate number of Class A Ordinary Shares for all Investors together shall be $29,249,996.10 Class A Ordinary Shares (the “Shares”) and (ii) a warrant to acquire up to that number of additional Class A Ordinary Shares set forth opposite such Investor’s name on Exhibit A (collectively, the “Warrants” and, as exercised, the “Warrant Shares”), in substantially the form attached hereto as Exhibit B. The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto, intending to be bound, hereby agree as follows:

1.             Sale and Purchase of the Shares and Warrants. At Closing (as defined below), each Investor hereby agrees to purchase from Lilium, and Lilium agrees to issue and sell to such Investor, the number of Shares set forth opposite such Investor’s name on Exhibit A hereto at a purchase price of $1.30 per Share, on the terms and subject to the conditions provided for herein. At the Closing, upon the terms and subject to the conditions set forth herein, Lilium hereby agrees to issue and sell to each Investor, and each Investor agrees to purchase from Lilium, severally and not jointly, for no additional consideration, a Warrant exercisable for a number of Warrant Shares set forth opposite such Investor’s name on Exhibit A hereto at an exercise price equal to $1.30 per Warrant Share.

2.             Closing; Payment of Purchase Price; Use of Proceeds.

2.1.           Closing. The closing of the sale of the Shares and Warrants contemplated hereby (the “Closing”) shall occur on November 22, 2022 (the “Closing Date”). At the Closing, each Investor shall deliver to Lilium via wire transfer of U.S. dollars in immediately available funds equal to the total purchase price set forth opposite such Investor’s name on Exhibit A hereto and Lilium shall deliver to each Investor its respective Shares and Warrants in the amounts set forth opposite such Investor’s name on Exhibit A hereto, deliverable at the Closing on the Closing Date, in accordance with this Section 2.1. The Closing shall occur at 10:00 a.m. (New York City time) on the Closing Date remotely via the exchange of documents and signatures, or such other time and location as the parties shall mutually agree. At the Closing, Lilium will deliver or cause its transfer agent to deliver to each Investor or its designee (which may include an account of a participant of the Depository Trust Company that will hold the Shares and Warrants for the account of Investor or its designee), a book-entry position for the Shares and Warrants purchased by such Investor, registered in such Investor’s name. Such delivery shall be upon receipt of payment of the purchase price therefor by such Investor by wire transfer of U.S. dollars in immediately available funds to Lilium in accordance with Lilium’s written wiring instructions. Lilium will obtain from an EU licensed (branch of a) bank a statement confirming the EUR equivalent of the U.S. dollar amount paid as purchase price to be at least equal to the aggregate nominal value in EUR of all Shares issued to such Investor.

3.             Representations and Warranties of the Investors. Each Investor hereby represents and warrants to Lilium, severally and not jointly, as follows:

3.1.           Organization. The Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, and has the requisite power and authority to enter into, deliver and perform its obligations under this Agreement.

3.2.           Authorization; Enforceability. The execution, delivery and performance by such Investor of this Agreement are within the powers of such Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which such Investor is a party or by which such Investor is bound (except for such breaches, default or conflicts that would not interfere with the Investor’s ability to perform its obligations under this Agreement in any material respect), and will not violate any provisions of such Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of such Investor on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same or the signatory has been duly authorized to execute the same, and, assuming that this Agreement constitutes the valid and binding agreement of Lilium, this Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms except as may be limited or otherwise affected by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, “Bankruptcy Laws”).

3.3.           Brokers. There is no investment banker, broker, finder, financial advisor or other person that has been retained by or is authorized to act on behalf of such Investor and who is entitled to any fee or commission for which Lilium will be liable in connection with the transactions contemplated by this Agreement.

4.             Representations and Warranties by Lilium. Lilium represents and warrants to each Investor that the statements contained in this Section 4 are complete and accurate as of the date of this Agreement.

4.1.           Issuance of Securities; Registration Statement. The Shares are duly authorized and, when issued and delivered to each Investor against full payment therefor in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. The Warrants have been duly authorized and, when executed and delivered by Lilium in accordance with this Agreement, will constitute valid and legally binding agreements of Lilium enforceable against Lilium in accordance with their terms, except as enforceability may be limited or otherwise affected by applicable Bankruptcy Laws. The Warrant Shares to be issued by Lilium upon exercise of the Warrants, as provided therein, have been duly authorized and, when issued and delivered upon exercise as provided under the Warrant, will be duly and validly issued, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof. The Registration Statement is effective and available for the issuance of the Securities thereunder. Lilium has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or, to the knowledge of Lilium, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against Lilium has been initiated or threatened by the Commission and no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Securities Act has been received by Lilium. Upon receipt of the Securities, the Investors will have good and marketable title to the Securities. Any reference herein to the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Exchange Act on or before the effective date of the Registration Statement, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement deemed to be incorporated therein by reference. The Registration Statement, when it became effective and, as of the date of any amendment or supplement thereto, complied in all material respects with the applicable requirements of the Securities Act, and each of the documents incorporated by reference, as of the date hereof, in the Registration Statement (collectively, the “Incorporated Documents”), as of the date each such Incorporated Document was filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act. The Registration Statement did not, as of the effective date, and will not contain any untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the date of this Agreement, Lilium satisfies the eligibility requirements for use of Form F-3 under the Securities Act, and has prepared and filed with the Commission a shelf registration statement, as defined in Rule 405, on Form F-3 (File No. 333-267719).

4.2.           Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, or any prospectus relating thereto, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act in effect as of the time of filing and present fairly in all material respects the financial condition of Lilium as of the dates shown and its results of operations, cash flows and changes in stockholders’ equity for the periods shown, and such consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (the “IFRS”), as issued by the International Accounting Standards Board and the related interpretations issued by the IFRS Interpretations Committee and applied on a consistent basis throughout the periods covered thereby except for any normal adjustments in Lilium’s financial statements. The other financial and statistical data with respect to Lilium contained or incorporated by reference in the Registration Statement are accurately and fairly presented and prepared on a basis consistent with the audited financial statements included or incorporated by reference in the Registration Statement and books and records of Lilium; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Registration Statement, if any, regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. Lilium does not have any material liabilities or obligations, direct or contingent, not described in the Registration Statement, which are required to be described in the Registration Statement.

4.3.           Capitalization. The authorized share capital of Lilium and the shares comprised in that authorized share capital that are issued and outstanding were in all material respects as set forth in the Registration Statement as of the date reflected therein. All of the outstanding shares in the capital of Lilium have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the Registration Statement and this Agreement, there are no agreements or arrangements under which Lilium is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Registration Statement, no shares comprised in the authorized share capital of Lilium are subject to preemptive rights, rights of first refusal or other similar rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which Lilium is or may become bound to issue additional shares in the the capital of Lilium or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares in the capital of Lilium other than those issued or granted in the ordinary course of business pursuant to Lilium’s equity incentive and/or compensatory plans or arrangements.

4.4.           Incorporation and Good Standing of Lilium. Lilium and each of its subsidiaries (each a “Subsidiary” and together, “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Lilium nor any Subsidiary is in violation nor default of any of the provisions of its respective charter or by-laws or similar organizational documents (collectively, “Organizational Documents”). Each of Lilium and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the business, financial condition or results of operations of Lilium and its Subsidiaries, taken as a whole (a “Material Adverse Effect”) or (ii) any change or development that could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, and no action, lawsuit, complaint, claim, petition, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any governmental authority has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.5.           Consents. Except as specifically contemplated by this Agreement and as required under the Securities Act or the Exchange Act (including, without limitation, filing with the Commission the prospectus supplement pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (together, the “Prospectus”) and a Current Report on Form 6-K) and any applicable state securities laws, Lilium is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court governmental agency or regulator (including, without limitation, the Nasdaq Global Select Market (“Nasdaq”)) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or to issue the Securities to each Investor in accordance with the terms thereof (other than such consents, authorizations, orders, filings or registrations as have been, or will be, obtained or made prior to the Closing Date).

4.6.           Authorization; Enforcement. Lilium has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Securities in accordance with the terms thereof. Except for approvals of Lilium’s board of directors or a committee thereof as may be required in connection with any issuance and sale of Securities to each Investor hereunder (which approvals shall be obtained prior to the delivery of any Securities), the execution, delivery and performance by Lilium of the Transaction Documents and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of Lilium, its board of directors or its shareholders is required. The Transaction Documents have been (or upon delivery will have been) duly executed and delivered by Lilium and constitute a valid and binding obligation of Lilium enforceable against Lilium in accordance with their terms, except as such enforceability may be limited by applicable Bankruptcy Laws.

4.7.           No Conflicts. The execution, delivery and performance by Lilium of the Transaction Documents and the consummation by Lilium of the transactions contemplated thereby do not and shall not (i) result in a violation of any provision of Lilium’s Organizational Documents, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any contract, agreement or plan which would be required to be filed with the Commission as an exhibit to an annual report on Form 20-F, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Lilium or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of Lilium or any of its Subsidiaries under any agreement or any commitment to which Lilium or any of its Subsidiaries is a party or by which Lilium or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to Lilium or any of its Subsidiaries or by which any property or asset of Lilium or any of its Subsidiaries are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

4.8.           Brokers. There is no investment banker, broker, finder, financial advisor or other person that has been retained by or is authorized to act on behalf of Lilium and who is entitled to any fee or commission in connection with the transactions contemplated by the Transaction Documents other than fees or commissions payable to each of Citigroup Global Markets Inc., B. Riley Securities, Inc. and Piper Sandler & Co. who are serving as placement agents in connection with the issuance and sale of the Securities pursuant to this Agreement and whose fees shall be the sole responsibility of Lilium.

4.9.           Lock-Up Agreements. Each of the persons listed on Exhibit C hereto has executed and delivered to Citigroup Global Markets Inc. and Piper Sandler & Co. a lock-up agreement substantially in the form of Exhibit D hereto. Exhibit C hereto contains a true, complete and correct list of all directors and executive officers of Lilium.

4.10.         Investment Company Act. Lilium is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Securities as will be set forth in the Registration Statement (and any post-effective amendment thereto), will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.11.         No Unlawful Payments. Neither Lilium nor any of its Subsidiaries nor any director or officer, nor, to the knowledge of Lilium, any employee, agent, representative or Affiliate or other Person acting on behalf of Lilium or any of its Subsidiaries has, in the course of its actions for, or on behalf of, Lilium or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official of any federal, state or foreign office or candidate for any federal, state or foreign political office) to improperly influence official action or secure an improper advantage (to the extent acting on behalf of or providing services to Lilium); (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. Lilium and its Subsidiaries and, to the knowledge of Lilium, Lilium’s Affiliates have conducted their businesses in compliance with the FCPA, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.K. Bribery Act 2010 and other applicable anti-corruption, anti-money laundering and anti-bribery laws, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

4.12.         No Conflicts with Sanction Laws. Neither Lilium nor any of its Subsidiaries, nor any director or officer thereof, nor, to Lilium’s knowledge, any employee, agent, Affiliate or representative of Lilium, is a Person that is, or is majority owned or controlled by a Person that is (i) named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons (collectively, “Sanction Lists”) administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, any individual European Union member state, including the United Kingdom or other relevant sanctions authority, nor (ii) located, organized or resident of the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Sudan or Syria, or any other country (each a “Sanction Country” and collectively, “Sanction Countries”) or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom. Neither Lilium nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Securities under the Transaction Documents, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or any Sanctioned Country, or (b) in any other manner that will result in a violation of Sanction Lists by any Person (including any Person participating in the offering of the Securities, whether as underwriter, advisor, investor or otherwise). For the past five (5) years, neither Lilium nor any of its Subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject of Sanction Lists or a Sanction Country.

5.             Covenants.

5.1.           Prospectus Supplement. As soon as practicable after execution of this Agreement, Lilium shall file the Prospectus Supplement with respect to the Securities as required under, and in conformity with, the Securities Act, including Rule 424(b) thereunder. Without limiting any other obligation of Lilium under this Agreement, Lilium shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and Lilium shall comply with all applicable federal, state and local laws, statutes, rules and regulations relating to the offering and sale of the Securities to the Investor. Lilium shall use its reasonable best efforts to take all necessary action to ensure the compliance with all applicable securities laws (including without limitation “Blue Sky” laws) of the issuance of any Warrant Shares from time to time upon exercise of the Warrants.

5.2.           Securities Laws Disclosure; Publicity. Lilium shall, by 9:00 a.m. (New York City time) on the first business day following the date hereof, issue one or more press releases or furnish or file with the Commission a current report on Form 6-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, the transactions contemplated hereby, all material terms thereof and any other material, non-public information that Lilium has provided to any Investor at any time prior to the filing of the Disclosure Document. Prior to the Disclosure Document, the parties shall keep the transactions contemplated hereby confidential, and no party shall make any public announcement regarding the transactions contemplated hereby. From and after the disclosure of the Disclosure Document, to the knowledge of Lilium, except as noted above, no Investor shall be in possession of any material, non-public information received from Lilium or its officers, directors, employees or agents.

5.3.           Reservation of Class A Ordinary Shares; Listing. Lilium shall reserve, and continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Class A Ordinary Shares for the purpose of enabling Lilium to issue all of the Warrant Shares. On the Closing Date, the Shares shall be listed on Nasdaq; and Lilium shall use its reasonable best effort to cause the Warrant Shares, when issued, to be listed on Nasdaq or such other securities exchange on which the Shares are then listed for trading.

5.4.           Clear Market. Lilium will not, without the prior written consent of Citigroup Global Markets Inc., B. Riley Securities, Inc. and Piper Sandler & Co., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by Lilium or any of the Subsidiaries) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Class A Ordinary Shares or any securities convertible into, or exercisable, or exchangeable for, any capital stock of Lilium, including, without limitation, Class A Ordinary Shares; or publicly announce an intention to effect any such transaction, for a period of thirty (30) days after the date of this Agreement, provided, however, that Lilium may (i) grant, issue and settle options, restricted stock awards, stock units or any other type of equity award, including Class A Ordinary Shares, pursuant to any employee stock option plan, stock ownership plan, incentive awards plan or dividend reinvestment plan of Lilium in effect as of the date of this Agreement and file any registration statement on Form S-8 if necessary or required in connection with such plans, (ii) issue Class A Ordinary Shares upon the conversion of securities or the exercise of warrants outstanding as of the date of this Agreement, (iii) effect any conversion of any class of Lilium’s capital stock, issuance, or other action required under or needed to effectuate any director’s or officer’s 10b5-1 plan, but only to the extent such plan was in effect prior to the date hereof and disclosed to Citigroup Global Markets Inc. and Piper Sandler & Co., (iv) file any registration statement on Form F-3 and prospectus or prospectus supplement related to the resale of securities as may be required pursuant to private placement agreements executed on or prior to the date hereof, and cause such registration to become effective, or (v) sell, issue or enter into an agreement to sell or issue, Class A Ordinary Shares or securities convertible into or exercisable for Class A Ordinary Shares to a supplier, vendor, or other business partner of Lilium pursuant to procurement or similar arrangements or in exchange for the cancellation or extinguishment of any obligation or liability of Lilium or any of its Subsidiaries (current or future) with such supplier, vendor, or other business partner, or pursuant to any agreement with such supplier, vendor or other business partner in effect on the date hereof, or otherwise, or file any registration statement on Form F-3, prospectus or prospectus supplement related to the resale of securities as may be required under securities purchase agreements with such supplier, vendor, or other business partner and cause such registration statement to become effective.

6.             Conditions to Obligations of the Investors and Lilium. The respective obligations of Lilium, on the one hand, and each Investor, on the other hand, to consummate the purchase and sale of the Securities pursuant to this Agreement is subject to the condition that all representations and warranties of Lilium (with respect to the obligations of the Investors) and the Investors (with respect to the obligations of Lilium) contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects); provided that (with respect to the obligations of the Investors) the representations and warranties of Lilium contained in Section 4 of this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date and (with respect to the obligations of Lilium) the representations and warranties of each Investor (solely with respect to such Investor’s power and authority) shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date.

7.             Definitions. Unless the context otherwise requires, the terms defined in this Section 7 shall have the meanings specified for all purposes of this Agreement.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” has the meaning assigned to it in the introductory paragraph hereof.

“Closing” has the meaning assigned to it in Section 2.1 hereof.

“Closing Date” has the meaning assigned to it in Section 2.1 hereof.

“Commission” means the Securities and Exchange Commission.

“Class A Ordinary Shares” has the meaning assigned to it in the recitals hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Prospectus” has the meaning assigned to it in Section 4.5 hereof.

“Prospectus Supplement” has the meaning assigned to it in Section 4.5 hereof.

“Incorporated Documents” has the meaning assigned to it in Section 4.1 hereof.

“Investor” and “Investors” have the meaning assigned to them in the introductory paragraph of this Agreement and shall include any Affiliates of the Investors.

“Registration Statement” has the meaning assigned to it in the recitals hereof.

“Securities” has the meaning assigned to it in the recitals hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” has the meaning assigned to it in Section 4.4 hereof.

“Transaction Documents” means this Agreement and the Warrants.

“Warrant” has the meaning assigned to such term in the recitals hereof.

“Warrant Shares” has the meaning assigned to it in the recitals hereof.

8.             Survival. The representations, warranties, covenants, indemnities and agreements contained in the Transaction Documents shall survive Closing of the transactions contemplated by this Agreement.

9.             Miscellaneous.

9.1.           Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Lilium and each Investor.

9.2.           Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by e-mail or (iii) delivered by overnight courier, in each case, addressed as follows:

If to Lilium to:

Lilium N.V.

c/o Lilium Aviation Inc.

2385 N.W. Executive Center Drive, Suite 300

Boca Raton, Florida 33431

Attention: Roger Franks

Email: roger.franks@lilium.com

with copies (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Attention: Carl Marcellino

Email: carl.marcellino@ropesgray.com

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue

New York, NY 10022

Attention: Valerie Ford Jacob

Email: valerie.jacob@freshfields.com

If to an Investor:

To the address set forth on the Investor’s signature page hereto;

or at such other address as Lilium or such Investor each may specify by written notice to the other parties hereto. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 9.2.

9.3.           No Waivers. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and third party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

9.4.           Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

9.5.           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

9.6.           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

9.7.           Jurisdiction. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THE TRANSACTION DOCUMENTS AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THE TRANSACTION DOCUMENTS OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9.2 OF THIS AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

9.8.           Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.8.

9.9.           Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

9.10.         Entire Agreement. The Transaction Documents (including the exhibits and schedules thereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter thereof.

9.11.         Severability. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Lilium:

LILIUM N.V.

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

Investor:

Name of Investor: [Name of Investor]	State/Country of Formation or Domicile: [ ]

By:	By:
Name:	Name:
Title:	Title:

Name in which Securities are to be registered (if different):	Date: November , 2022
EIN:	Broker Name: Broker DTC #:

Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:

Telephone No.: Facsimile No.:	Telephone No.: Facsimile No.:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

Investor	Class A Ordinary Shares to be Purchased	Number of Warrant Shares Underlying Warrant	Aggregate Purchase Price

Total

[Signature Page to Securities Purchase Agreement]